                          GRANT OF SECURITY INTEREST IN
                        PATENTS, TRADEMARKS AND LICENSES


         THIS GRANT OF SECURITY INTEREST IN PATENTS, TRADEMARKS AND LICENSES (herein the "Agreement") made as of this ___ day of October, 2000, by THE QUIZNO'S CORPORATION, a Colorado corporation (the "Company"), THE QUIZNO'S ACQUISITION COMPANY, a Colorado corporation ("Acquisition"), THE QUIZNO'S LICENSING COMPANY, a Colorado corporation ("Licensing"), THE QUIZNO'S OPERATING COMPANY, a Colorado corporation ("Operating"), THE QUIZNO'S REALTY COMPANY, a Colorado corporation ("Realty"), QUIZNO'S KANSAS, LLC, a Colorado limited liability company ("Kansas"), S&S COMPANY, a Colorado corporation ("S&S"), AMERICAN FOOD DISTRIBUTORS, INC., a Colorado corporation ("Distributors"), CIAO B MANAGEMENT, INC., a Colorado corporation ("Ciao"), QUIZ-DIA, INC., a Colorado corporation ("DIA") and THE QUIZNO'S FRANCHISE COMPANY, a Colorado corporation ("Franchise"), in favor of LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P., a California limited partnership (the "Purchaser"). The Company, Acquisition, Licensing, Operating, Realty, Kansas, S&S, Distributors, Ciao, DIA and Franchise may be individually referred to herein as a "Company Party" and collectively referred to herein as the "Company Parties."

                              W I T N E S S E T H:

         WHEREAS, the Company Parties and the Purchaser are parties to a certain Securities Purchase Agreement (including all annexes, exhibits and schedules thereto) of even date herewith, as the same may be amended, restated, supplemented or otherwise modified from time to time (herein the "Securities Purchase Agreement"), which Securities Purchase Agreement provides (i) for the Purchaser to purchase the Securities from the Company and (ii) for the grant by the Company Parties to the Purchaser of a security interest in certain of the Company Parties' assets, including, without limitation, patents, patent applications and/or registrations, trademarks, trademark applications and/or registrations, tradenames, goodwill and licenses, all as more fully set forth therein and in the related Collateral Documents;

         NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, each Company Party agrees as follows:

         1. Definitions. Capitalized terms used herein and defined in the Securities Purchase Agreement shall have the meanings set forth therein unless otherwise specifically defined herein.

         2. Grant of Security Interest. To secure the payment of the Secured Obligations (as defined in the Security Agreement), each Company Party hereby grants to the Purchaser a security interest, effective immediately, in all of such Company Party's right, title and interest in and to all of the following described property, whether now owned or hereafter acquired (collectively herein the "Intellectual Property Collateral"):

            (i) Patents and patent applications and/or registrations together with the inventions and improvements described and claimed therein including, without limitation, the Patents and applications, if any, listed on Schedule A, attached hereto and made a part hereof, and any and all reissues and renewals thereof and all income, royalties, damages and payments now and hereafter due and/or payable in connection therewith including, without limitation, damages and payments for past or future infringements thereof (all of the foregoing are sometimes hereinafter individually and/or collectively referred to as the "Patent Collateral");

            (ii) Trademarks, trademark registrations and/or applications and tradenames including, without limitation, the Trademarks and applications, if any, listed on Schedule B attached hereto and made a part hereof, and any and all reissues and/or renewals thereof, and all income, royalties, damages and payments now and hereafter due and/or payable in connection therewith including, without limitation, damages and payments for past or future infringements thereof (all of the foregoing are sometimes hereinafter individually and/or collectively referred to as the "Trademark Collateral");

            (iii) Any license agreement in which such Company Party is or becomes licensed to use any patents and/or trademarks owned by a third party including, without limitation, the licenses, if any, listed on Schedule C attached hereto and made a part hereof (all of the foregoing are sometimes referred to herein individually and/or collectively as the "License Collateral");

            (iv) The goodwill of such Company Party's business connected with and symbolized by the Intellectual Property Collateral; and

            (v) All cash and non-cash proceeds of the foregoing.

Notwithstanding the foregoing, "Intellectual Property Collateral" shall not include any of the foregoing that is subject to a valid Lien in favor of any Bank pursuant to Refinancing Indebtedness or any Bank Credit Documents; provided, however, that no Lien shall be granted in any collateral of any Company Party which would be prohibited by the terms of any Refinancing Indebtedness or any Bank Credit Documents, and provided further, however, that upon the occurrence of a Released Lien or a New Subsidiary or New Assets pursuant to Section 9.15 of the Securities Purchase Agreement, such asset or property or subsidiary shall become part of the Intellectual Property Collateral and shall be subject to this Agreement, subject to the provisions of Section 9.15(e) of the Securities Purchase Agreement. In such event, the Company Parties shall execute and deliver to the Purchaser such other agreements, instruments, approvals or other documents as may be requested by the Purchaser in order to create, perfect, establish, and maintain the first priority (subject only to the remaining Liens, if any, of a Bank, or Liens granted pursuant to Refinancing Indebtedness) of any Lien in favor of the Purchaser to effect the intent that, subject to certain exceptions contained in this Agreement, the other Collateral Documents and the Securities Purchase Agreement, all Company Parties and all Subsidiaries shall be bound by all of the terms, covenants and agreements contained in this Agreement and that all property and assets of all Company Parties and all Subsidiaries shall be collateral for the Obligations.

         3. The Purchaser's Rights. Upon the occurrence and during the continuation of any Default or Event of Default, the Purchaser shall have all the rights and remedies of a secured party under the UCC and any other applicable state or federal laws. The Purchaser will give any Company Party reasonable notice of the time and place of any public sale of its Intellectual Property Collateral or the time after which any private sale of its Intellectual Property Collateral or any other intended disposition thereof is to be made. Unless otherwise provided by law, the requirement of reasonable notice shall be met if such notice is mailed, postage prepaid to the address of such Company Party set forth in the Securities Purchase Agreement at least ten (10) days before the date of such sale or disposition. In addition to the forgoing and all other rights and remedies of the Purchaser upon the occurrence and during the continuation of any Default or Event of Default, the Purchaser shall thereupon have the immediate right to transfer to itself or to sell, assign and transfer to any other person all right, title and interest in and to all or any part of the Intellectual Property Collateral. A formal irrevocable power of attorney (in the form annexed hereto) is being executed and delivered by each Company Party to the Purchaser concurrently with this Agreement to enable such rights to be carried out. Each Company Party agrees that, in the event the Purchaser exercises its rights hereunder and/or pursuant to said power of attorney in accordance with its terms, after written notification of such exercise from the Purchaser to such Company Party, such Company Party shall never thereafter, without the prior written authorization of the owner or owners of such Intellectual Property Collateral, use any of such Intellectual Property Collateral. The condition of the foregoing provision is such that unless and until there occurs a Default or Event of Default, each Company Party shall continue to own and use its Intellectual Property Collateral in the normal course of its business and to enjoy the benefits, royalties and profits therefrom provided, however, that from and after the occurrence and during the continuance of a Default or Event of Default such right will, upon the exercise by the Purchaser of the rights provided by this Agreement, be revoked and the right of each Company Party to enjoy the uses, benefits, royalties and profits of its Intellectual Property Collateral will wholly cease, whereupon the Purchaser or its transferee(s) shall be entitled to all of each Company Party's right, title and interest in and to its Intellectual Property Collateral hereby so assigned. This Agreement will not operate to place upon the Purchaser any duty or responsibility to maintain the Intellectual Property Collateral.

         4. Fees. Each Company Party agrees to pay all filing fees with respect to the security interest created hereby which the Purchaser may deem necessary or advisable in order to perfect and maintain the perfection of its security interest in the Intellectual Property Collateral.

         5. Representations and Warranties. The Company Parties represent and warrant jointly and severally, that each of the Company Parties lawfully possess and own the Intellectual Property Collateral pledged by it hereunder and that except for the security interest granted hereby and the Permitted Encumbrances (as defined in the Securities Purchase Agreement), the Intellectual Property Collateral will be kept free from all liens, security interests, claims and encumbrances whatsoever; that the Company Parties have not made or given any prior assignment, transfer or security interest in the Intellectual Property Collateral or any of the proceeds therefor; that the Intellectual Property Collateral is and will continue to be, in all respects, in full force and effect; and that there are no known infringements of the Intellectual Property Collateral.

         6. Application of Proceeds. The proceeds of any sale, transfer or disposition of the Intellectual Property Collateral shall be applied first to all costs and expenses, including, but not limited to, reasonable attorneys' fees and expenses and court costs, incurred by the Purchaser in connection with such sale and the exercise of the Purchaser's rights and remedies hereunder and under the Securities Purchase Agreement; next, such proceeds shall be applied to the payment, in whole or in part, of the Secured Obligations due the Purchaser in such order as the Purchaser may elect (with the Company Parties remaining jointly and severally liable for any deficiency); and the balance, if any, shall be paid to the Company Parties or as a court of competent jurisdiction may direct.

         7. Defense of Claims. Each of the Company Parties agrees to defend at its own cost and expense any action, claim or proceeding affecting the Intellectual Property Collateral or the interest of the Purchaser therein. Each of the Company Parties agrees to reimburse the Purchaser for all costs and expenses incurred by the Purchaser in defending any such action, claim or preceding.

         8. Rights Cumulative. This Agreement shall be in addition to the Securities Purchase Agreement and the other Collateral Documents and shall not be deemed to affect, modify or limit the Securities Purchase Agreement and the other Collateral Documents or any rights that the Purchaser has under the Securities Purchase Agreement and the other Collateral Documents. Each of the Company Parties agrees to execute and deliver to the Purchaser (at such Company Party's expense) any further documentation or papers necessary to carry out the intent or purpose of this Agreement and the Securities Purchase Agreement including, but not limited to, financing statements under the UCC.

         9. Amendments; Construction and Invalidity. No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Company Party herefrom, shall in any event be effective unless the same shall be in writing and signed by the Purchaser and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Any provisions hereof contrary to, prohibited by or invalid under any laws or regulations shall be inapplicable and deemed omitted herefrom , but shall not invalidate the remaining provisions hereof. To the extent that any term of this Agreement conflicts with or is contradictory to the terms of the Securities Purchase Agreement, the terms of the Securities Purchase Agreement shall control.

         10. CHOICE OF LAW; WAIVER OF TRAIL BY JURY. EACH OF THE COMPANY PARTIES AGREES THAT THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND ALL RIGHTS HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA. THIS AGREEMENT TOGETHER WITH THE SECURITIES PURCHASE AGREEMENT AND THE COLLATERAL DOCUMENTS CONSTITUTE THE ENTIRE AGREEMENT OF THE COMPANY PARTIES AND THE PURCHASER WITH RESPECT TO THE INTELLECTUAL PROPERTY COLLATERAL, CAN ONLY BE CHANGED OR MODIFIED IN WRITING AND SHALL BIND AND BENEFIT THE COMPANY PARTIES, THE PURCHASER AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, AND UNDERSTANDING THEY ARE WAIVING A CONSTITUTIONAL RIGHT, THE PARTIES WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO, THIS AGREEMENT, ANY OTHER INVESTMENT DOCUMENT OR THE TRANSACTIONS COMPLETED HEREBY OR THEREBY.

         11. Notices. Each Company Party covenants and agrees that, with respect to the Intellectual Property Collateral, it will give the Purchaser written notice in the manner provided in the Securities Purchase Agreement of:

             (i) any claim by a third party that such Company Party has infringed on the rights of a third party;

             (ii) any suspected infringement by a third party on the rights of such Company Party; or

             (iii) any Intellectual Property Collateral created, arising or acquired by such Company Party after the date hereof.

         12. Further Assurances. Each Company Party will take any such action as the Purchaser may reasonably require to further confirm or protect the Purchaser's rights under this Agreement in the Intellectual Property Collateral. In furtherance thereof, each Company Party hereby grants to the Purchaser a power of attorney coupled with an interest which shall be irrevocable during the term of this Agreement to execute any documentation or take any action on such Company Party's behalf required to effectuate the terms, provisions and conditions of this Agreement. Each Company Party shall advise the Purchaser within thirty (30) days of its filing of any application of the registration of a trademark or patent with the United States Patent and Trademark Office or any similar office or agency in the United States, any state therein, or any other country. Upon request of the Purchaser, each Company Party shall execute and deliver to the Purchaser any and all agreements, instruments, documents, and such other papers as may be requested by the Purchaser to evidence the security interest granted to the Purchaser in such trademark or patent. Each Company Party authorizes the Purchaser to modify this Agreement by amending the Schedules hereto to include any new item of Intellectual Property Collateral and any renewal applied for and obtained hereafter.

         13. Reinstatement. The provisions of this Agreement shall remain in full force and effect and continue to be effective even if: (a) any petition is filed by or against any Company Party for liquidation or reorganization; (b) any Company Party becomes insolvent or makes an assignment for the benefit of creditors; (c) a receiver or trustee is appointed for all or any significant part of the assets of any Company Party; or (d) at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to Applicable Law, rescinded or reduced in amount or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment or any part thereof is rescinded, reduced, restored, or returned, the Secured Obligations and Secured Party's Liens in the Intellectual Property Collateral shall be reinstated and deemed reduced only by any amount paid and not so rescinded, reduced, restored, or returned.

         14. Termination. Subject to Section 13, and subject to Section 9.15(e) of the Securities Purchase Agreement, this Agreement shall terminate upon termination of the Securities Purchase Agreement and full, final and indefeasible payment of all Obligations of each of the Company Parties thereunder. Upon a Company Party's request, the Purchaser shall within a reasonable time after any such termination execute and deliver to such Company Party (at such Company Party's expense) such documents and instruments as are reasonably necessary to evidence such termination and release of the security interest granted herein on any applicable public record.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the ____ day of October, 2000.

THE COMPANY PARTIES:        THE QUIZNO'S CORPORATION, a Colorado corporation


                               By:
                                  ----------------------------------------------
                               Title:


                               THE QUIZNO'S ACQUISITION COMPANY, a Colorado corporation


                               By:
                                 -----------------------------------------------
                               Title:


                               THE QUIZNO'S LICENSING COMPANY, a Colorado corporation


                               By:
                                  ----------------------------------------------
                               Title:


                               THE QUIZNO'S OPERATING COMPANY, a Colorado corporation


                               By:
                                  ----------------------------------------------
                               Title:



                               THE QUIZNO'S REALTY COMPANY, a Colorado
                               corporation


                               By:
                                  ----------------------------------------------
                               Title:

                               QUIZNO'S KANSAS, LLC, a Colorado limited liability company


                               By:
                                  ----------------------------------------------
                               Title:



                               S&S COMPANY, a Colorado corporation


                               By:
                                  ----------------------------------------------
                               Title:



                               AMERICAN FOOD DISTRIBUTORS, INC., a Colorado corporation


                               By:
                                  ----------------------------------------------
                               Title:




                               CIAO B MANAGEMENT, INC., a Colorado corporation


                               By:
                                  ----------------------------------------------
                               Title:



                               QUIZ-DIA, INC., a Colorado corporation


                               By:
                                  ----------------------------------------------
                               Title:

                               THE QUIZNO'S FRANCHISE CORPORATION, a Colorado corporation


                               By:
                                  ----------------------------------------------
                               Title:

ACCEPTED AND AGREED:

                               PURCHASER

                               LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P., a California limited partnership

                               By: LLCP California Equity Partners II, L.P., a California limited partnership, its
                                    General Partner

                                    By: Levine Leichtman Capital Partners, Inc.,
                                        a California corporation, its
                                        General Partner


                                        By:_______________________________
                                                  Arthur E. Levine
                                                  President

                   SCHEDULE A TO GRANT OF SECURITY INTEREST IN
                        PATENTS, TRADEMARKS AND LICENSES

                                     BETWEEN

                    THE QUIZNO'S CORPORATION AND SUBSIDIARIES

                                       AND

                   LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P.

                                     PATENTS


Title                         Patent No.                      Issue Date
-----                         ----------                      ----------


----------------------------------------------------------------------------


----------------------------------------------------------------------------


----------------------------------------------------------------------------


----------------------------------------------------------------------------


----------------------------------------------------------------------------


----------------------------------------------------------------------------


----------------------------------------------------------------------------

                   SCHEDULE B TO GRANT OF SECURITY INTEREST IN
                        PATENTS, TRADEMARKS AND LICENCES

                                     BETWEEN

                    THE QUIZNO'S CORPORATION AND SUBSIDIARIES

                                       AND

                   LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P.

                                   TRADEMARKS


Title or Mark                 Registration No.                Registration Date
-------------                 ----------------                -----------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                   SCHEDULE C TO GRANT OF SECURITY INTEREST IN
                        PATENTS, TRADEMARKS AND LICENSES

                                     BETWEEN

                    THE QUIZNO'S CORPORATION AND SUBSIDIARIES

                                       AND

                   LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P.

                                    LICENSES

STATE OF CALIFORNIA         )
                            ) SS
COUNTY OF LOS ANGELES       )


On __________________, before me, ________________________ personally appeared
_____________________________________________________, personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


WITNESS my hand and official seal.


Signature
          --------------------------




STATE OF CALIFORNIA         )
                            ) SS
COUNTY OF LOS ANGELES       )


On __________________, before me, ________________________ personally appeared
_____________________________________________________, personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


WITNESS my hand and official seal.


Signature
          --------------------------

STATE OF CALIFORNIA         )
                            ) SS
COUNTY OF LOS ANGELES       )


On __________________, before me, ________________________ personally appeared
_____________________________________________________, personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


WITNESS my hand and official seal.


Signature
          --------------------------





STATE OF CALIFORNIA         )
                            ) SS
COUNTY OF LOS ANGELES       )


On __________________, before me, ________________________ personally appeared
_____________________________________________________, personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


WITNESS my hand and official seal.


Signature
          --------------------------

STATE OF CALIFORNIA         )
                            ) SS
COUNTY OF LOS ANGELES       )


On __________________, before me, ________________________ personally appeared
_____________________________________________________, personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


WITNESS my hand and official seal.


Signature
          --------------------------




STATE OF CALIFORNIA         )
                            ) SS
COUNTY OF LOS ANGELES       )


On __________________, before me, ________________________ personally appeared
_____________________________________________________, personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


WITNESS my hand and official seal.


Signature
          --------------------------

STATE OF CALIFORNIA         )
                            ) SS
COUNTY OF LOS ANGELES       )


On __________________, before me, ________________________ personally appeared
_____________________________________________________, personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


WITNESS my hand and official seal.


Signature
          --------------------------




STATE OF CALIFORNIA         )
                            ) SS
COUNTY OF LOS ANGELES       )


On __________________, before me, ________________________ personally appeared
_____________________________________________________, personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


WITNESS my hand and official seal.


Signature
          --------------------------

STATE OF CALIFORNIA         )
                            ) SS
COUNTY OF LOS ANGELES       )


On __________________, before me, ________________________ personally appeared
_____________________________________________________, personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


WITNESS my hand and official seal.


Signature
          --------------------------




STATE OF CALIFORNIA         )
                            ) SS
COUNTY OF LOS ANGELES       )


On __________________, before me, ________________________ personally appeared
_____________________________________________________, personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


WITNESS my hand and official seal.


Signature
          --------------------------

STATE OF CALIFORNIA         )
                            ) SS
COUNTY OF LOS ANGELES       )


On __________________, before me, ________________________ personally appeared
_____________________________________________________, personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


WITNESS my hand and official seal.


Signature
          --------------------------




STATE OF CALIFORNIA         )
                            ) SS
COUNTY OF LOS ANGELES       )


On __________________, before me, ________________________ personally appeared
_____________________________________________________, personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


WITNESS my hand and official seal.


Signature
          --------------------------